                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2004

                                  COMBANC, INC.

             (Exact name of registrant as specified in its charter)

Delaware                            000-24925               34-1853493
---------------------------         --------------------    ----------
(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)


229 E. Second Street, P.O. Box 429, Delphos, Ohio                     45833
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(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (419) 695-1055

Item 5.     Other Events

            ComBanc, Inc has mailed a letter to its shareholders dated March 9, 2004. A copy of the letter is being filed as exhibit
            99.1 to this form 8-K and is incorporated herein by reference in its entirety.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
(c)              Exhibits:

                 99.1 Shareholder Letter dated March 9, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMBANC, INC.


                             By:      /s/ Paul G. Wreede
                                -----------------------------
                                      Name:    Paul G. Wreede
                                      Title:   President, Chief Executive
                                               Officer and Director

Date:  March 9, 2004

                                  EXHIBIT INDEX


Exhibit 99.1 Letter to shareholders, dated March 9, 2004.